UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 3, 2022

FREEDOM ACQUISITION I CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40117	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FACT	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FACT WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FACT.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 3, 2022, Freedom Acquisition I Corp., a blank check company incorporated as a Cayman Islands exempted company ( “Freedom”), Complete Solar Holding Corporation, a Delaware corporation ( “Complete Solar”) and The Solaria Corporation, a Delaware corporation (“Solaria”), issued a joint press release announcing the execution of a Business Combination Agreement, dated as of October 3, 2022 (the “Business Combination Agreement”), by and among Freedom, Jupiter Merger Sub I Corp., a Delaware corporation and a wholly owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Freedom (“Second Merger Sub”), Complete Solar and Solaria.

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the business combination transaction among the parties thereto will be consummated as follows (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”):

●	First Merger Sub will merge with and into Complete Solar, with Complete Solar surviving as a wholly owned subsidiary of Freedom;

●	immediately thereafter and as part of the same overall transaction, Complete Solar will merge with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity; and

●	immediately thereafter and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly owned subsidiary of Freedom (such subsidiary, “Third Merger Sub”), with Third Merger Sub continuing as the surviving entity.

Also, on October 3, 2022, Complete Solar entered into that certain Agreement and Plan of Merger with Solaria, Complete Solar Midco, LLC, a Delaware limited liability company and a wholly owned subsidiary of Solaria (“Midco”), Complete Solar Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Midco, and Fortis Advisors, LLC, a Delaware limited liability company, solely in its capacity as the representative of Complete Solar’s stockholders (such transaction, the “Required Transaction”).

A copy of the joint press release is attached hereto as Exhibits 99.1. On October 3, 2022, Freedom, Complete Solar and Solaria also held a joint investor conference call regarding the Business Combination. A transcript of the joint investor conference call is attached hereto as Exhibit 99.2.

The information required by Item 1.01, including a copy of the Business Combination Agreement and related transaction agreements, will be filed with the Securities and Exchange Commission (the “SEC”) in a separate Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed transaction, Freedom intends to file a registration statement on Form S-4 (as it may be amended, the “Registration Statement”) with the SEC, which will include a preliminary prospectus and proxy statement of Freedom, referred to as a proxy statement/prospectus. Such documents are not currently available. When available, a final proxy statement/prospectus will be sent to all Freedom shareholders. Freedom will also file other documents regarding the proposed transaction with the SEC. SHAREHOLDERS OF FREEDOM ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Freedom (when available) through the website maintained by the SEC at http://www.sec.gov or upon written request to Freedom Acquisition I Corp., 14 Wall Street, 20th Floor, New York, NY 10005.

Participants in Solicitation

Freedom, Complete Solar, Solaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Freedom’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between Freedom, Complete Solar and Solaria will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Freedom and Complete Solar. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Freedom’s securities; (ii) the risk that the proposed transaction may not be completed by Freedom’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Freedom; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the consummation of the Required Transaction and the adoption of the Business Combination Agreement by the shareholders of Freedom and the satisfaction of the minimum cash condition; (iv) the effect of the announcement or pendency of the proposed transaction on Complete Solar’s and Solaria’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts current plans and operations of Complete Solar and/or Solaria or diverts management’s attention from their respective ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the proposed transaction; (vi) the outcome of any legal proceedings that may be instituted against Freedom, Complete Solar or Solaria in connection with the Business Combination Agreement or the proposed transaction; (vii) the ability to maintain the listing of Freedom’s securities on a national securities exchange; (viii) the price of Freedom’s securities may be volatile due to a variety of factors, including changes in the competitive or regulatory landscape in which Freedom plans to operate or Complete Solar and Solaria operate, variations in operating performance across competitors, changes in laws and regulations affecting Freedom’s, Complete Solar’s or Solaria’s business, and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) the evolution of the markets in which Complete Solar and Solaria compete; (xii) the costs related to the proposed transaction; (xiii) any impact of the COVID-19 pandemic on Complete Solar’s and Solaria’s businesses; and (xiv) Complete Solar’s and Solaria’s expectations regarding their respective market opportunities.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Freedom’s registration on Form S-1 (File No. 333-252940), Freedom’s quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 23, 2022, the Registration Statement on Form S-4 when available, including those under “Risk Factors” therein, and other documents filed by Freedom from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom, Complete Solar and Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Freedom, Complete Solar nor Solaria gives any assurance that either Freedom, Complete Solar, Solaria or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated October 3, 2022.
99.2	Transcript of Joint Investor Conference Call, dated October 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION I CORP.

Date: October 3, 2022	By:	/s/ Adam Gishen
		Name:	Adam Gishen
		Title:	Chief Executive Officer

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